UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      February 9, 1998
                                                -------------------------------


Commission File Number:    000-17962


                         Applebee's International, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                                   43-1461763
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(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)


          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
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              (Address of principal executive offices and zip code)

                                 (913) 967-4000
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              (Registrant's telephone number, including area code)



                                      None
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          (Former name or former address, if changed since last report)

Item 5.           Other Events

       On January 22, 1998, Applebee's International, Inc. ("the Company") entered into a loan commitment with Merrill Lynch Capital Corporation to provide $225,000,000 in senior secured credit facilities, consisting of an eight-year senior secured term loan of $125,000,000 and a five-year secured revolving credit facility of $100,000,000.

       The Company anticipates that it will use the proceeds of the facilities approximately as follows:

          (i)     $105,000,000   to  fund  the   acquisition  of  32  Applebee's
                  restaurants  from  Apple  South,   Inc.   (including   related
                  transaction fees and expenses);

          (ii)    $20,000,000  to  refinance   certain   existing   indebtedness
                  currently bearing interest at 7.70%; and

          (iii) $100,000,000 for ongoing working capital needs and general corporate purposes (including stock repurchases as described below).

       Up to $50,000,000 of the facilities are available to fund repurchases of the Company's common stock. Since December 29, 1997, the Company has repurchased 825,000 shares of its common stock at an aggregate value of $14,900,000.

       The senior term loan is expected to bear interest at LIBOR plus 2.25% and require annual principal payments of $1,250,000 per annum for each of the first seven years, with the remaining $116,250,000 due during the eighth year.

       The revolving credit facility is expected to bear interest at LIBOR plus 1.375%.

       Both the senior term loan and the revolving credit facility will be subject to standard other terms, conditions, covenants, and fees and will be secured by the stock of each of the Company's present and future subsidiaries and all intercompany debt of the Company and such subsidiaries.

       The loan commitment is anticipated to close concurrently with the acquisition of the restaurants from Apple South in late March 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  APPLEBEE'S INTERNATIONAL, INC.
                                                  (Registrant)


Date:         February 9, 1998                 By:   /s/  George D. Shadid
         --------------------------                 ---------------------
                                                    George D. Shadid
                                                    Executive Vice President and
                                                    Chief Financial Officer